SUPPLEMENT DATED AUGUST 29, 2014

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

SMALL-CAP VALUE PORTFOLIO CLASS I AND P SHARES DATED MAY 1, 2014

This supplement revises the Small-Cap Value Portfolio Class I and P Shares summary prospectus dated May 1, 2014 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

References to Andrew Weiner in the “Portfolio Manager and Primary Title with Sub-Adviser” table for AllianceBernstein L.P. in the Management subsection are deleted, and the table is deleted and replaced with the following:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
James MacGregor, CFA, Chief Investment Officer	Since 2014
Shri Singhvi, Director of Research	Since 2014